                                                                    EXHIBIT 99.1

                  INTREPID CAPITAL CORPORATION AND SUBSIDIARIES

                         PART I - FINANCIAL INFORMATION


ITEM 1            FINANCIAL STATEMENTS

         Consolidated Balance Sheets of Intrepid Capital Corporation and
         Subsidiaries as of September 30, 2001 and December 31, 2000 .................   2

         Consolidated Statements of Operations of Intrepid Capital Corporation
         and Subsidiaries for the Three and Nine Month Periods Ended September
         30, 2001 and 2000............................................................   3

         Consolidated Statements of Cash Flows of Intrepid Capital Corporation
         and Subsidiaries for the Nine Month Periods Ended September 30, 2001
         and 2000.....................................................................   4

         Notes to Consolidated Financial Statements...................................   5

                         ITEM 1. FINANCIAL INFORMATION


                  INTREPID CAPITAL CORPORATION AND SUBSIDIARIES

                           Consolidated Balance Sheets

                    September 30, 2001 and December 31, 2000

                                   (unaudited)


          ASSETS                                                                                 2001               2000
                                                                                             -----------         ----------
Current assets:
    Cash and cash equivalents                                                                $   217,993            419,616
    Investments, at fair value                                                                    54,306             59,999
    Accounts receivable                                                                           69,439             83,629
    Prepaid and other assets                                                                      71,082            271,347
    Assets of discontinued operation (note 2)                                                  1,137,543          1,528,187
                                                                                             -----------         ----------
          Total current assets                                                                 1,550,363          2,362,778

Equipment and leasehold improvements, net of accumulated
    depreciation of $200,588 in 2001 and $137,470 in 2000                                        306,854            364,480
Goodwill, less accumulated amortization of $6,447
    in 2001 and $4,396 in 2000                                                                    34,575             36,626
                                                                                             -----------         ----------
          Total assets                                                                       $ 1,891,792          2,763,884
                                                                                             ===========         ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                                         $   147,871            105,117
    Accrued expenses                                                                             372,919            223,313
    Current portion of notes payable                                                             241,572            327,778
    Advances from shareholder                                                                    287,110                 --
    Other                                                                                        119,654            108,832
    Liabilities of discontinued operation (note 2)                                               229,128            281,305
                                                                                             -----------         ----------
          Total current liabilities                                                            1,398,254          1,046,345

Notes payable, less current portion                                                              422,317            547,222
                                                                                             -----------         ----------
          Total liabilities                                                                    1,820,571          1,593,567
                                                                                             ===========         ==========

Stockholders' equity:
    Common stock, $.01 par value.  Authorized 15,000,000 shares; issued 2,350,246
       and 2,318,996 shares at September 30, 2001 and December 31, 2000, respectively             23,502             23,190
    Treasury stock, at cost - 1,000 shares                                                        (3,669)            (3,669)
    Additional paid-in capital                                                                 2,686,915          2,687,227
    Accumulated deficit                                                                       (2,635,527)        (1,536,431)
                                                                                             -----------         ----------
          Total stockholders' equity                                                              71,221          1,170,317
                                                                                             -----------         ----------
                                                                                             $ 1,891,792          2,763,884
                                                                                             ===========         ==========


See accompanying notes to consolidated financial statements.

                  INTREPID CAPITAL CORPORATION AND SUBSIDIARIES

                      Consolidated Statements of Operations

         Three and Nine month periods ended September 30, 2001 and 2000

                                   (unaudited)


                                                                          THREE MONTHS                     NINE MONTHS
                                                                       ENDED SEPTEMBER 30                ENDED SEPTEMBER 30
                                                                     2001              2000            2001              2000
                                                                 -----------       ----------       ----------       ----------
Revenues:
     Commissions                                                 $   331,354          412,508        1,025,509        1,438,271
     Asset management fees                                           198,679          165,473          602,578          513,599
     Investment banking revenues                                      74,738           74,583          341,386          140,874
     Net trading (losses) profits                                     (1,072)          (6,528)           3,246          102,695
     Dividend and interest income                                      6,079           12,651           24,366           51,587
     Other                                                            10,204            1,659           47,867           23,431
                                                                 -----------       ----------       ----------       ----------
           Total revenues                                            619,982          660,346        2,044,952        2,270,457
                                                                 -----------       ----------       ----------       ----------

Expenses:
     Salaries and employee benefits                                  455,657          532,131        1,625,729        1,752,167
     Brokerage and clearing                                           64,866           70,021          199,888          292,043
     Advertising and marketing                                        86,695           30,565          173,283          110,692
     Professional and regulatory fees                                 79,994          101,288          212,376          282,369
     Occupancy and maintenance                                        90,985           86,777          272,263          279,273
     Depreciation and amortization                                    21,759           30,143           65,169           89,606
     Interest expense                                                 16,632           26,165           52,334           64,406
     Other                                                            61,383           59,016          197,999          232,190
                                                                 -----------       ----------       ----------       ----------
           Total expenses                                            877,971          936,106        2,799,041        3,102,746
                                                                 -----------       ----------       ----------       ----------

        Loss from continuing operations before income taxes         (257,989)        (275,760)        (754,089)        (832,289)

Income tax benefit                                                        --               --               --         (152,776)
                                                                 -----------       ----------       ----------       ----------

        Loss from continuing operation                              (257,989)        (275,760)        (754,089)        (679,513)

Discontinued operations (note 2):
     Income (loss) from discontinued operation                        15,849          105,657          (17,260)             281
     Loss on sale of discontinued operation                         (327,747)              --         (327,747)              --
                                                                 -----------       ----------       ----------       ----------

        Income (loss) on discontinued operation                     (311,898)         105,657         (345,007)             281

        Net loss                                                 $  (569,887)        (170,103)      (1,099,096)        (679,232)
                                                                 ===========       ==========       ==========       ==========

Basic loss per share from continuing operations                  $     (0.11)           (0.13)           (0.32)           (0.31)
Basic income (loss) per share from discontinued operations              0.01             0.05            (0.01)              --
Basic loss per share on sale of discontinued operations                (0.14)              --            (0.14)              --
                                                                 -----------       ----------       ----------       ----------

Basic net loss per share                                         $     (0.24)           (0.08)           (0.47)           (0.31)
                                                                 ===========       ==========       ==========       ==========

Weighted average shares outstanding                                2,350,246        2,214,525        2,336,510        2,214,525
                                                                 ===========       ==========       ==========       ==========


See accompanying notes to consolidated financial statements.

                  INTREPID CAPITAL CORPORATION AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

              Nine month periods ended September 30, 2001 and 2000

                                   (unaudited)

                                                                                  2001                2000
                                                                               -----------         ----------
Cash flows from operating activities:
    Net loss                                                                   $(1,099,096)          (679,232)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
       Depreciation and amortization                                                65,169             89,606
       Loss on sale of discontinued operations                                     327,747                 --
       Sales of investments and securities sold, not yet purchased, net              8,939            493,270
       Net trading profits                                                          (3,246)          (102,695)
       Change in assets and liabilities:
          Accounts receivable                                                       14,190             11,848
          Prepaid and other assets                                                 200,265            (67,385)
          Accounts payable and accrued expenses                                    192,360            (95,166)
          Other liabilities                                                         10,822             20,187
          Discontinued operations - working capital changes                         10,720            (58,921)
                                                                               -----------         ----------
             Net cash used in operating activities                                (272,130)          (388,488)
                                                                               -----------         ----------

Cash flows from investing activities-
    purchase of equipment                                                           (5,492)          (103,307)
                                                                               -----------         ----------

Cash flows from financing activities:
    Principal payments on notes payable                                           (211,111)                --
    Advances from shareholder                                                      287,110                 --
                                                                               -----------         ----------
             Net cash provided by financing activities                              75,999                 --
                                                                               -----------         ----------

             Net decrease in cash and cash equivalents                            (201,623)          (491,795)

Cash and cash equivalents at beginning of period                                   419,616          1,094,700
                                                                               -----------         ----------

Cash and cash equivalents at end of period                                     $   217,993            602,905
                                                                               ===========         ==========

Supplemental disclosure of cash flow information:
    Cash paid during the period for interest                                   $    43,422             68,856
                                                                               ===========         ==========


See accompanying notes to consolidated financial statements.

                  INTREPID CAPITAL CORPORATION AND SUBSIDIARIES
                   Notes to Consolidated Financial Statements
                               September 30, 2001



(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OPERATIONS

         (A)      ORGANIZATION AND BASIS OF PRESENTATION

                  Intrepid Capital Corporation (ICAP), incorporated in 1998, is a Florida-based financial services holding company that conducts its business through its two wholly owned subsidiaries: Intrepid Capital Management, Inc. (ICM) and Allen C. Ewing & Co. (Ewing).

                  The interim financial information included herein is unaudited. Certain information and footnote disclosures normally included in the financial statements have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). ICAP believes that the disclosures made herein are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the financial statements and related notes contained in ICAP's Annual Report on Form 10-KSB filed with the SEC on April 2, 2001. Except as indicated herein, there have been no significant changes from the financial data published in ICAP's Annual Report. In the opinion of management, such unaudited information reflects all adjustments, consisting of normal recurring accruals, necessary for fair presentation of the unaudited information. The results of operations for the three and nine month periods ended September 30, 2001 and 2000 are not necessarily indicative of the results that may be expected for the full year.

         (B)      PRINCIPLES OF CONSOLIDATION

                  The accompanying consolidated financial statements include the accounts of ICAP and its subsidiaries ICM and Ewing. Also included are the accounts of Enviroq Corporation (Enviroq) and Sprayroq, Inc. (Sprayroq) which were controlled by ICAP and have been reported as discontinued operations (see note 2). All significant intercompany balances and transactions have been eliminated in consolidation.

         (C)      EARNINGS PER SHARE

                  Net loss per share of common stock is computed based upon the weighted average number of common shares and share equivalents outstanding during the period. Stock warrants and convertible instruments, when dilutive, are included as share equivalents. For the three and nine month periods ended September 30, 2001 and 2000, ICAP had no dilutive common stock equivalents.

         (D)      COMPREHENSIVE INCOME

                  No differences between total comprehensive loss and net loss existed in the financial statements reported for the three and nine month periods ended September 30, 2001 and 2000.

                  INTREPID CAPITAL CORPORATION AND SUBSIDIARIES
                   Notes to Consolidated Financial Statements
                               September 30, 2001



(2)      DISCONTINUED OPERATIONS

         On September 19, 2001, ICAP signed an agreement in principle with Sprayroq of Ohio, Inc., an unrelated party, whereby Sprayroq of Ohio, Inc. agreed to purchase all of the issued and outstanding capital stock of Sprayroq, Enviroq's 50% owned subsidiary. Enviroq's operations consisted solely of its investment in Sprayroq, and ICAP has reported its operations as discontinued for all periods presented.

         The sale of Sprayroq was completed on October 30, 2001 and ICAP received on that date its share of the purchase price which consisted of cash in the amount of $584,496 and two promissory notes in the aggregate principal amount of $323,919. A loss on sale of discontinued operations of $327,747 was accrued during the three month period ended September 30, 2001 as follows:

               Loss on sale of discontinued operation:
                     Proceeds
                         Cash                                                      $    584,496
                         Notes                                                          323,919
                                                                                   ------------
                                                                                        908,415

                     Net book value of assets of discontinued operation              (1,106,162)
                     Accrued severance costs                                           (130,000)
                                                                                   ------------
                                                                                   $   (327,747)
                                                                                   ============


              Enviroq's assets and liabilities as of September 30, 2001, adjusted for the loss on sale of discontinued operations, consisted of the following:


               Assets:
                     Cash and cash equivalents                                     $     32,594
                     Accounts receivable                                                259,639
                     Inventories and other assets                                        80,739
                     Equipment, net of accumulated depreciation                          83,599
                     Goodwill, net of accumulated amortization                          680,972
                                                                                   ------------
                                                                                   $  1,137,543
                                                                                   ============

               Liabilities:
                     Accounts payable and accrued expenses                         $    144,716
                     Other                                                               21,187
                     Minority interest                                                   63,225
                                                                                   ------------
                                                                                   $    229,128
                                                                                   ============

                  INTREPID CAPITAL CORPORATION AND SUBSIDIARIES
                   Notes to Consolidated Financial Statements
                               September 30, 2001


(3)      RELATED PARTY TRANSACTIONS

         ICM performs certain asset management functions for Intrepid Capital, L.P., an investment limited partnership of which ICM is general partner and a 1.23% equity interest owner as of September 30, 2001. For the nine months ended September 30, 2001 and 2000, ICM received $32,248 and $27,448, respectively, for such services.

         As of September 30, 2001, ICAP had received advances from its largest shareholder amounting to $287,110. At an interest rate of 6.50%, the advances have no set maturity and are expected to be repaid as future cash flows become available.

(4)      SEGMENTS

         During 2001 and 2000, ICAP operated in two principal segments, investment advisory services and broker-dealer services, which includes investment banking revenues. The operations of Enviroq formerly constituted a separate operating segment which have been reclassified as discontinued operations. ICAP assesses and measures operating performance based upon the net income derived from each of its operating segments exclusive of the impact of corporate expenses. The revenues and net loss from operations for each of the reportable segments are summarized as follows for the three and nine month periods ended September 30, 2001 and 2000:

                                                    THREE MONTHS ENDED SEPTEMBER 30      NINE MONTHS ENDED SEPTEMBER 30
                                                        2001              2000               2001               2000
                                                     ---------         ----------         ----------         ----------
     Revenues:
         Investment advisory services segment        $ 197,796            170,810            607,155            527,781
         Broker-dealer services segment                421,392            488,972          1,419,548          1,724,799
         Corporate                                      69,767             62,200            225,167            182,783
         Intersegment revenues                         (68,973)           (61,636)          (206,918)          (164,906)
                                                     ---------         ----------         ----------         ----------
                                                     $ 619,982            660,346          2,044,952          2,270,457
                                                     =========         ==========         ==========         ==========

     Net loss from operations:
         Investment advisory services segment        $ (50,968)           (42,491)          (153,118)          (185,648)
         Broker-dealer services segment                (24,834)           (31,865)           (71,910)           (68,994)
         Corporate                                    (182,187)          (201,404)          (529,061)          (424,871)
                                                     ---------         ----------         ----------         ----------
                                                     $(257,989)          (275,760)          (754,089)          (679,513)
                                                     =========         ==========         ==========         ==========

         The total assets for each of the reportable segments are summarized as follows as of September 30, 2001 and December 31, 2000. Non-segment assets consist primarily of cash, certain investments and other assets, which are recorded at the parent company level.

                                                                    2001                2000
                                                                 -----------         ---------
               Assets:
                     Investment advisory services segment        $   116,256           131,655
                     Broker-dealer services segment                  475,853           573,747
                     Other                                           162,140           530,295
                     Discontinued operation                        1,137,543         1,528,187
                                                                 -----------         ---------
                                                                 $ 1,891,792         2,763,884
                                                                 ===========         =========